UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 1, 2006

GTC BIOTHERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	0-21794	04-3186494
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 CROSSING BOULEVARD

FRAMINGHAM, MASSACHUSETTS 01702

(Address of Principal Executive Offices) (Zip Code)

(508) 620-9700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Effective as of August 1, 2006, Mr. Richard A. Scotland, Senior Vice President, Regulatory Affairs, entered into a Management Agreement and an Executive Change in Control Agreement with GTC Biotherapeutics, Inc. (“GTC”). Copies of the Form of Management Agreement and the Form of Executive Change of Control Agreement entered into by Mr. Scotland and GTC are attached hereto as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are hereby incorporated by reference herein.

Item 2.02 Results of Operations and Financial Condition.

On August 3, 2006, GTC issued a press release announcing GTC’s financial results for the second quarter ended July 2, 2006. Pursuant to Item 2.02, a copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 2.02 and in Exhibit 99.1 is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by GTC under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Form of Management Agreement, filed herewith

10.2	Form of Executive Change in Control Agreement, filed herewith

99.1	Press release of GTC Biotherapeutics, Inc., dated August 3, 2006, reporting GTC’s financial results for the second quarter ended, July 1, 2006, furnished herewith pursuant to Item 2.02

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GTC BIOTHERAPEUTICS, INC.

Dated: August 3, 2006	By:	/s/ John B. Green
John B. Green
Senior Vice President and
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Management Agreement, filed herewith

10.2	Form of Executive Change in Control Agreement, filed herewith

99.1	Press release of GTC Biotherapeutics, Inc., dated August 3, 2006, reporting GTC’s financial results for the second quarter ended, July 1, 2006, furnished herewith pursuant to Item 2.02

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